UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road, #100
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2022, Unico American Corporation (the “Company”) received a notice from Nasdaq (the “Notice”) notifying the Company that, because its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Q2 Form 10-Q”) has not been filed with the Securities and Exchange Commission (the “SEC”) by the required due date of August 15, 2022, the Company is not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”).

As previously reported, on April 6, 2022, the Company received a notice from Nasdaq, notifying the Company that, because its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) had not been filed with the SEC by the required due date of March 31, 2022, the Company was not in compliance with the Rule. The Form 10-K was filed on July 11, 2022. On May 18, 2022, the Company received an additional notice from Nasdaq notifying the Company that, because its Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Q1 Form 10-Q”) has not been filed with the SEC by the required due date of May 16, 2022, the Company is not in compliance with the Rule. On August 8, 2022, Nasdaq notified the Company that it had been granted an exception until August 22, 2022 to file the Q1 Form 10-Q. Nasdaq also confirmed that the Nasdaq exception to allow the Company to regain compliance with all delinquent filings is limited to a maximum of 180 calendar days from the due date of the Form 10-K filing, or September 27, 2022. The Q1 Form 10-Q was filed on August 22, 2022.

Due to the Company’s failure to file the Q2 Form 10-Q by the required due date, under the Nasdaq rules the Company has until September 9, 2022, to submit an updated plan to regain compliance with the Rule. However, there can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be able to regain compliance within the extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel. The notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s shares. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

Item 7.01. Regulation FD Disclosure

On August 25, 2022 the Company issued a press release announcing its receipt of the notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
99.1	Press Release dated August 25, 2022, issued by Unico American Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION
(Registrant)

Date: August 25, 2022	By:	/s/ Jennifer E. Ziegler
	Name:	Jennifer E. Ziegler
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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